UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2014

PEPCO HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31403	52-2297449
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Ninth Street, N.W., Washington, DC	20068
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (202) 872-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Employment Extension Agreement

On April 29, 2014, Pepco Holdings, Inc. (the Company or PHI) entered into an Employment Extension Agreement, dated April 29, 2014 (the Extension Agreement), with Joseph M. Rigby, the Company’s Chairman, President and Chief Executive Officer.

Mr. Rigby currently serves as the Company’s President and Chief Executive Officer under an Employment Agreement entered into as of December 20, 2011, with the Company (the Employment Agreement). The term of the Employment Agreement expires on December 31, 2014.

In view of the entry by the Company into an Agreement and Plan of Merger, dated April 29, 2014 (the Merger Agreement), with Exelon Corporation (Exelon), the Board of Directors requested that Mr. Rigby extend his employment until the completion of the merger of a wholly-owned subsidiary of Exelon with and into the Company (the Merger), and Mr. Rigby has agreed to do so. The Board of Directors’ desire to extend the term of employment of Mr. Rigby was based on its determination that his continued leadership of the Company will be an important factor contributing to the successful completion of the Merger and securing the required regulatory approvals necessary to consummate the transaction.

The Extension Agreement extends the term of Mr. Rigby’s employment as the Company’s President and Chief Executive Officer for a period beginning on January 1, 2015, and ending on the second anniversary of the execution date of the Merger Agreement or, if earlier (i) the closing date of the Merger or (ii) the date that is six months after the Merger Agreement is terminated (the Extension Period). During the Extension Period, Mr. Rigby will be employed by the Company on the same terms as he currently is employed under the Employment Agreement, including the continuation of his current annual salary of $1,015,000, and he will continue to be entitled to participate, in a manner similar to other senior executives, in the retirement plans, supplemental retirement benefit plans, savings plans, deferred compensation plans, health, welfare and insurance plans, and other plans and programs provided by the Company from time to time to its senior executives, with the exception that Mr. Rigby has waived the right to cash severance payments under the Employment Agreement in the event his employment terminates on or prior to December 31, 2014, and is not entitled to any cash severance payments under any other plan or agreement. Mr. Rigby also agreed to a three-year post-termination non-compete covenant and a two-year post-termination employee non-solicitation and non-hire covenant. Mr. Rigby is not entitled to any “golden parachute” tax gross-up payments under any plan or agreement with the Company.

As consideration for the agreement of Mr. Rigby to remain as the President and Chief Executive Officer for the Extension Period:

•	The Company has made an award to Mr. Rigby under the Pepco Holdings, Inc. 2012 Long-Term Incentive Plan (the LTIP) of 73,394 fully-vested shares of restricted stock (the Vested Restricted Stock). During the Employment Extension Period, Mr. Rigby will be prohibited from selling or otherwise transferring the Vested Restricted Stock, except for the disposition of such number of shares as are necessary to enable him to satisfy any tax withholding requirements associated with the award of the shares.

•	The Company has made an award to Mr. Rigby under the LTIP of 110,092 shares of restricted stock (the Unvested Restricted Stock). The shares of Unvested Restricted Stock will vest on the last day of the Extension Period, subject to Mr. Rigby’s continued employment until that date, except that the shares will vest immediately in full (i) if his employment is terminated by the Company without Cause (as defined by Section 8(b) of the Employment Agreement), (ii) if he terminates his employment for Good Reason (as defined by Section 7(c) of the Employment Agreement), (iii) if his employment terminates due to disability or (iv) in the event of the his death. In addition, Mr. Rigby made an election under Section 83(b) of the Internal Revenue Code of 1986, as amended, with respect to the taxation of the award, and the Company has agreed to waive the vesting requirement with respect to such number of shares as are necessary to enable Mr. Rigby to satisfy any tax withholding requirements through the sale or surrender of award shares.

•	Mr. Rigby will be eligible to receive a cash award in an amount up to $1,500,000 as determined in the sole discretion of the Board of Directors on the recommendation of the Compensation Committee. The amount of the award will be based on an evaluation of Mr. Rigby’s performance from the date of the Extension Agreement through the end of the Extension Period and will be subject to his continued employment until that date and his execution of a release of claims in favor of the Company.

The foregoing description of the terms of the Extension Agreement and the restricted stock awards is qualified in its entirety by reference to the Extension Agreement, a copy of which is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K, and the Restricted Stock Award Agreements attached as Exhibits 10.2 and 10.3 to this Current Report on Form 8-K, each of which is hereby incorporated by reference.

Pepco Holdings, Inc. 2014 Management Employee Severance Plan

On April 29, 2014, the Board of Directors of the Company adopted the Pepco Holdings, Inc. 2014 Management Employee Severance Plan (the Plan). The Plan provides severance benefits for full-time and part-time management (non-union) employees of the Company and its subsidiaries, including those management employees who are not covered under the Company’s Change-in-Control / Severance Plan for Certain Executive Employees (the Change in Control Plan). The Plan is effective as of April 29, 2014 and will remain in effect until the second anniversary of the closing of the Merger, or if earlier, the date the Merger Agreement terminates, unless extended by the Company. Persons who are “named executive officers” of the Company (other than Mr. Rigby), as set forth in the Company’s 2014 proxy statement, will be eligible to participate in certain benefits under the Plan.

Severance benefits are triggered under the Plan upon termination of employment by the Company or any subsidiary without “Cause” or, if the termination occurs after a change in control of the Company, by the employee for “Good Reason” (as those terms are defined in the Plan). Under the Plan, the severance benefits consist of the following:

•	a cash payment equal to two times the product of the employee’s weekly base pay and the number of full years of “vesting service” under the Company’s Retirement Plan (excluding any years paid under a prior severance plan), subject to a minimum of eight weeks of base pay;

•	an amount equivalent to the employee’s target level bonus under the Company’s Annual Incentive Plan, pro-rated through the last day of employment; and

•	an additional cash payment of $10,000 (or $5,000, if the employee has less than five years of vesting service under the Company’s Retirement Plan).

Under the Plan, eligible employees may elect, at the time their active employment terminates, to end their employment immediately or to take a leave of absence. An employee may elect a “personal leave of absence” for a period of time equal to the number of weeks for which the employee is entitled to receive severance pay. During any personal leave of absence, the Company will pay a portion of the employee’s COBRA premiums for medical, dental and vision coverage. If the employee is a participant in the Company’s Retirement Plan and is at least 52 years of age, he or she also may elect a “special leave of absence” for up to a maximum of three years to reach the minimum early retirement age under the Company’s Retirement Plan or to meet the minimum qualifications for retiree medical and life benefits. During a special leave of absence, an employee would be entitled to receive paid basic life insurance and subsidized health plan benefits.

Severance benefits are conditioned upon the employee providing the Company with a general release of claims in the form provided by the Company.

Payments under the Plan will be reduced on a dollar for dollar basis (but not below zero) to the extent an eligible employee (an “Other Plan Eligible Employee”), receives (i) one or more lump sum cash severance payments under another agreement or plan, including the Change in Control Plan (an “Other Agreement or Plan”) and (ii) any bonus under the Company’s Annual Incentive Plan for the year of separation from service (determined without regard to any leave of absence described above). If an Other Plan Eligible Employee terminates his or her employment for Good Reason and is not otherwise entitled to a severance benefit from the Company under an Other Agreement or Plan, the employee will be entitled to receive the severance benefits he or she would have received under the Other Agreement or Plan if the employee had been terminated by the Company other than for Cause. Other Plan Eligible Employees also are entitled to the leave of absence benefits described above.

The foregoing description of the terms of the Plan is qualified in its entirety by reference to the Plan, a copy of which is attached hereto as Exhibit 10.4 to this Current Report on Form 8-K, and which is hereby incorporated by reference.

Item 8.01.	Other Events.

The information contained in Item 5.02 of this Current Report on Form 8-K is hereby incorporated by reference in response to this Item 8.01.

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Cautionary Statements Regarding Forward-Looking Information

Except for the historical information contained herein, certain of the matters discussed in this communication constitute “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934, both as amended by the Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “could,” “anticipate,” “estimate,” “expect,” “predict,” “project,” “future”, “potential,” “intend,” “seek to,” “plan,” “assume,” “believe,” “target,” “forecast,” “goal,” “objective,” “continue” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding benefits of the proposed Merger, integration plans and expected synergies, the expected timing of completion of the transaction, anticipated future financial and operating performance and results, including estimates for growth. These statements are based on the current expectations of management of PHI and its utility subsidiaries. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. For example,

(1) PHI may be unable to obtain shareholder approval required for the Merger; (2) PHI or Exelon may be unable to obtain regulatory approvals required for the Merger, or required regulatory approvals may delay the Merger or cause the companies to abandon the Merger; (3) conditions to the closing of the Merger may not be satisfied; (4) an unsolicited offer of another company to acquire assets or capital stock of PHI could interfere with the Merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve cost-cutting synergies or it may take longer than expected to achieve those synergies; (7) the Merger may involve unexpected costs, unexpected liabilities or unexpected delays, or the effects of purchase accounting may be different from the companies’ expectations; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of PHI and its utility subsidiaries may suffer as a result of uncertainty surrounding the Merger; (10) PHI and its utility subsidiaries may not realize the values expected to be obtained for properties expected or required to be sold; (11) the industry may be subject to future regulatory or legislative actions that could adversely affect PHI and its utility subsidiaries; and (12) PHI and its utility subsidiaries may be adversely affected by other economic, business, and/or competitive factors. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the combined company. Therefore, forward-looking statements are not guarantees or assurances of future performance, and actual results could differ materially from those indicated by the forward-looking statements. Discussions of some of these other important factors and assumptions are contained in PHI’s filings with the Securities and Exchange Commission (SEC), and available at the SEC’s website at www.sec.gov, including PHI’s 2013 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data. These risks as well as other risks associated with the proposed Merger will be more fully discussed in the proxy statement that PHI intends to file with the SEC and mail to its stockholders in connection with the proposed Merger. In light of these risks, uncertainties, assumptions and factors, the forward-looking events discussed in this communication may not occur. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this communication. PHI does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication. New factors emerge from time to time, and it is not possible for PHI to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on PHI’s or its utility subsidiaries’ businesses (either individually or collectively) or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Any specific factors that may be provided should not be construed as exhaustive.

Additional Information and Where to Find It

This communication does not constitute a solicitation of any vote or approval. PHI intends to file with the SEC and mail to its stockholders a proxy statement in connection with the proposed Merger transaction. PHI URGES INVESTORS AND SECURITY HOLDERS TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION about Exelon, PHI and the proposed Merger. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. In addition, a copy of PHI’s proxy statement (when it becomes available) may be obtained free of charge from Pepco Holdings, Inc., Corporate Secretary, 701 Ninth Street, N.W., Room 1300, Washington, D.C. 20068. Investors and security holders may also read and copy any reports, statements and other information filed by PHI with the SEC, at the SEC public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Participants in the Merger Solicitation

Exelon, PHI, and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding Exelon’s directors and executive officers is available in its proxy statement filed with the SEC on April 2, 2014 in connection with its 2014 annual meeting of stockholders, and information regarding PHI’s directors and executive officers is available in its proxy statement filed with the SEC on March 25, 2014 in connection with its 2014 annual meeting of stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit

10.1	Employment Extension Agreement, by and between Pepco Holdings, Inc. and Joseph M. Rigby, effective April 29, 2014

10.2	Restricted Stock Award Agreement, by and between Pepco Holdings, Inc. and Joseph M. Rigby, effective April 30, 2014 (Immediate Vesting)

10.3	Restricted Stock Award Agreement, by and between Pepco Holdings, Inc. and Joseph M. Rigby, effective April 30, 2014

10.4	2014 Management Employee Severance Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEPCO HOLDINGS, INC.
(Registrant)

Date:	May 2, 2014	/s/ Joseph M. Rigby
		Name:	Joseph M. Rigby
		Title:	Chairman of the Board, President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Extension Agreement, by and between Pepco Holdings, Inc. and Joseph M. Rigby, effective April 29, 2014

10.2	Restricted Stock Award Agreement, by and between Pepco Holdings, Inc. and Joseph M. Rigby, effective April 30, 2014 (Immediate Vesting)

10.3	Restricted Stock Award Agreement, by and between Pepco Holdings, Inc. and Joseph M. Rigby, effective April 30, 2014

10.4	Pepco Holdings, Inc. 2014 Management Employee Severance Plan